EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. §1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of T Bancshares, Inc. (the “Company”) for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patrick Howard, as Chief Executive Officer, Principal Executive Officer of the Company, and Ken Bramlage, as Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015	By:	/s/ Patrick Howard
Patrick Howard
President & Chief Executive Officer Principal Executive Officer

Date: March 31, 2015	By:	/s/ Ken Bramlage
Ken Bramlage
Executive Vice President & Chief Financial Officer Principal Financial Officer